UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2007

MEDirect Latino Inc.
(Exact name of small business issuer as specified in its charter)

Florida	000-51795	20-1327083
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 West Atlantic Boulevard, Suite 101, Pompano Beach, FL 33069
(Address of principal executive offices)

954-321-3540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On September 27, 2007, the Board of Directors of MEDirect Latino Inc. (the “Company”) determined to voluntarily de-register the Company’s common stock, par value $0.0001 per share (the “Common Stock”) under the Securities Exchange Act of 1934 (the “Exchange Act”).  The Company intends to immediately file a Certification and Notice of Termination of Registration under Section 12(g) of the Exchange Act on Form 15 with the Securities and Exchange Commission to de-register the Common Stock.  Upon filing the Form 15, the Company’s obligation to file reports required by Section 13(a) of the Exchange Act, such as Forms 10-K, 10-Q and 8-K, will be immediately suspended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDirect Latino, Inc.

Dated: September 27, 2007	By:	/s/ Charles W. Hansen III
Charles W. Hansen III
Chief Executive Officer